SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 30, 2009
(Date of earliest event reported)
HARRINGTON WEST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
610 Alamo Pintado Road, Solvang, California	93463
(Address of principal executive offices)	(Zip Code)
(805) 688-6644
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
Item 2.02.         Other Events
Item 9.01.         Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 2.02     Results of Operations and Financial Condition.

On March 30, 2009, Harrington West Financial Group Inc. (Nasdaq: HWFG) issued a press release announcing its results of operations and financial condition as of and for the quarter and year ended December 31, 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

          (d)       Exhibits:

                      99.1      Press Release Dated March 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

		By:	/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

Date:	March 31, 2009